UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 19, 2016
Date of report (date of earliest event reported)

ADVANCEPIERRE FOODS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37826	26-3712208
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

9987 Carver Road, Blue Ash, OH	45242
(Address of principal executive offices)	(Zip Code)

(800) 969-2747
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry Into a Material Definitive Agreement.

Stockholders Agreement, Registration Rights Agreement and Tax Receivable Agreement

On July 20, 2016, in connection with the completion of the initial public offering of common stock, par value $0.01 per share (the “Common Stock”), of AdvancePierre Foods Holdings, Inc. (the “Company”), described in the Company’s prospectus, dated July 14, 2016, filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Prospectus”), the Company entered into the following agreements: (i) a Stockholders Agreement (the “Stockholders Agreement”), by and between the Company and OCM Principal Opportunities Fund IV Delaware, L.P. (“OCM POF”); (ii) a Third Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), by and among the Company, OCM POF, OCM APFH Holdings, LLC and the other stockholders named therein; and (iii) an Income Tax Receivable Agreement (the “Tax Receivable Agreement”), by and between the Company and OCM FIE, LLC.

The Stockholders Agreement, the Registration Rights Agreement and the Tax Receivable Agreement are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The terms of the Stockholders Agreement, the Registration Rights Agreement and the Tax Receivable Agreement are substantially the same as the terms set forth in the forms previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-210674), as amended (the “Registration Statement”), filed with the Commission on July 5, 2016.

Termination Agreement

The Company was a party to a Management Services Agreement, dated as of December 18, 2008 (the “Management Agreement”), by and between the Company and Oaktree Capital Management, L.P. (“Oaktree”).  On July 20, 2016, the Company entered into a Termination Agreement (the “Termination Agreement”), by and between the Company and Oaktree, pursuant to which the Management Agreement was terminated. A copy of the Termination Agreement is attached as Exhibit 10.4 and incorporated herein by reference.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 19, 2016, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) became effective and the Company’s By-Laws (the “By-Laws”) were also amended and restated, each as contemplated by the Registration Statement.

For further information regarding the provisions of the Charter and the By-Laws, see “Description of Capital Stock” in the Prospectus. The Charter and the By-Laws are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference. The terms of the Charter and the By-Laws are substantially the same as the terms set forth in the forms previously filed as exhibits to the Registration Statement.

Item 8.01                                           Other Events.

On July 20, 2016, the Company completed its initial public offering of 21,390,000 shares of Common Stock at $21.00 per share.  The Company sold 11,090,000 shares of Common Stock and the selling stockholders sold 10,300,000 shares of Common Stock, including 2,790,000 shares of Common Stock pursuant to the full exercise by the underwriters of their option to purchase additional shares of Common Stock from the selling stockholders at the initial public offering price, less underwriting discounts and commissions.  The net proceeds received by the Company were $218,916,600, after deducting underwriting discounts and commissions and before offering expenses payable by the Company.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits. The following exhibits are filed herewith:

3.1                               Amended and Restated Certificate of Incorporation of AdvancePierre Foods Holdings, Inc.

3.2                               Amended and Restated By-Laws of AdvancePierre Foods Holdings, Inc.

10.1                        Stockholders Agreement, dated July 20, 2016, by and between AdvancePierre Foods Holdings, Inc. and OCM Principal Opportunities Fund IV Delaware, L.P.

10.2                        Third Amended and Restated Registration Rights Agreement, dated July 20, 2016, by and among AdvancePierre Foods Holdings, Inc. and the other parties thereto.

10.3                        Income Tax Receivable Agreement, dated July 20, 2016, by and between AdvancePierre Foods Holdings, Inc. and OCM FIE, LLC.

10.4                        Termination Agreement, dated July 20, 2016, by and between AdvancePierre Foods Holdings, Inc. and Oaktree Capital Management, L.P.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: July 25, 2016

ADVANCEPIERRE FOODS HOLDINGS, INC.

By:	/s. Michael B. Sims
Michael B. Sims
Chief Financial Officer, Executive Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of AdvancePierre Foods Holdings, Inc.

3.2	Amended and Restated Bylaws of AdvancePierre Foods Holdings, Inc.

10.1	Stockholders Agreement, dated July 20, 2016, by and between AdvancePierre Foods Holdings, Inc. and OCM Principal Opportunities Fund IV Delaware, L.P.

10.2	Third Amended and Restated Registration Rights Agreement, dated July 20, 2016, by and among AdvancePierre Foods Holdings, Inc. and the other parties thereto.

10.3	Income Tax Receivable Agreement, dated July 20, 2016, by and between AdvancePierre Foods Holdings, Inc. and OCM FIE, LLC.

10.4	Termination Agreement, dated July 20, 2016, by and between AdvancePierre Foods Holdings, Inc. and Oaktree Capital Management, L.P.